UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 August 2, 2006


                          PACIFIC ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

           Delaware                    1-31345                 68-0490580
(State or other jurisdiction of      (Commission             (IRS Employer
incorporation or organization)       File Number)         Identification No.)



                               5900 Cherry Avenue
                              Long Beach, CA 90805
                     (Address of principal executive office)


                                 (562) 728-2800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  2.02        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 2, 2006, Pacific Energy Partners, L.P. (the "Partnership") issued a press release announcing its second quarter 2006 financial results. The press release is being furnished with this Current Report on Form 8-K as Exhibit
99.1 and is hereby incorporated herein by reference.

          The information provided in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

ITEM  7.01        REGULATION FD DISCLOSURE

         EBITDA is used as a supplemental performance measure by management, and the Partnership believes, by external users of its financial statements, such as investors, commercial banks, research analysts and rating agencies, to assess:
(i) the financial performance of its assets without regard to financing methods, capital structures or historical cost basis; (ii) the ability of its assets to generate cash sufficient to pay interest cost and support the Partnership's indebtedness; (iii) the Partnership's operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing and capital structure; and (iv) the viability of projects and the overall rates of return on alternative investment opportunities.

         The Partnership defines EBITDA as net income plus interest expense, income tax expense (benefit) and depreciation and amortization expense. Although the Partnership is not a taxable entity, its Canadian subsidiaries are taxable entities.

         EBITDA should not be considered an alternative to net income, income before taxes, cash flows from operations, or any other measure of financial performance presented in accordance with GAAP. EBITDA is not intended to represent cash flow. The Partnership's EBITDA may not be comparable to EBITDA or similarly titled measures of other companies.

         Calculations of distributable cash flow for the three and six months ended June 30, 2006 and 2005 are presented in the press release included as an exhibit to this Form 8-K. Distributable Cash Flow ("DCF") is a significant liquidity and performance measure used by management to compare cash flows generated by the Partnership to the cash distributions the Partnership makes to its partners and we believe that investors benefit from having access to the same financial measures being utilized by management. Using this financial measure, management can quickly compute the coverage ratio of these cash flows to cash distributions. This is an important financial measure for limited partners of the Partnership since it is an indicator of its success in providing a cash return on their investment. Specifically, this financial measure tells investors whether or not the Partnership is generating cash flows at a level that can sustain or support an increase in its quarterly cash distributions paid to partners. Lastly, DCF is the quantitative standard used throughout the investment community with respect to publicly traded partnerships, because the value of a partnership unit is in part measured by its yield (which in turn is based on the amount of cash distributions a partnership pays to its unitholders). However, DCF is a non-GAAP financial measure and should not be considered as an alternative to net income, cash flow from operations, or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States. In addition, the Partnership's DCF may not be comparable to DCF or similarly titled measures of other companies. The GAAP measure most directly comparable to DCF is net cash provided by operating activities.

         Several adjustments to DCF are required to reconcile it to net cash provided by operating activities. These adjustments include: (i) adding back or subtracting net changes in operating assets and liabilities which are not included in DCF but are considered in net cash provided by operating activities;
(ii) subtracting the Partnership's share of Frontier Pipeline Company's ("Frontier") net income and adding the Partnership's share of Frontier's distributions to it; (iii) adjusting for employee compensation under the long-term incentive plan; (iv) deducting cash contributions by the Partnership's general partner for certain costs, which were required to be recorded by the Partnership as expenses under GAAP; (v) adding or deducting other non-cash adjustments; and (vi) adding back sustaining capital expenditures which are not deducted in arriving at net cash provided by operating activities.

         Sustaining capital expenditures are expenditures to replace partially or fully depreciated assets in order to maintain the existing operating capacity or efficiency of our assets and extend their useful lives.

         Calculations of recurring net income for the three months and six months ended June 30, 2005, are presented in the press release included as an exhibit to this Form 8-K. Recurring net income is a non-GAAP financial measure. This measure is used to more precisely compare year over year net income by eliminating one-time, non-recurring charges. To calculate recurring net income for the three and six months ended June 30, 2006, the transaction costs associated with the Plains All American Pipeline, L.P. merger agreement were added back to net income and a deferred tax credit, resulting from a change in Canadian tax rates, was subtracted from net income. To calculate recurring net income for the six months ended June 30, 2005, the amounts relating to the expense associated with the Line 63 oil release, the compensation expense due to the accelerated vesting of the long-term incentive plan, and the transaction costs associated with the sale of our general partner, which were reimbursed by LB Pacific, LP and The Anschutz Corporation, were added back to net income. There were no such adjustments for the three months ended June 30, 2005.


ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1 Pacific Energy Partners, L.P. Press Release dated August 2, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                  PACIFIC ENERGY PARTNERS, L.P.

                          By:  PACIFIC ENERGY GP, LP,
                               its general partner

                          By:  PACIFIC ENERGY MANAGEMENT LLC,
                               by its general partner

                          By:  /S/ GERALD A. TYWONIUK
                               ----------------------
                               Gerald A. Tywoniuk
                               Senior Vice President and Chief Financial Officer



Dated: August 2, 2006

                                  EXHIBIT INDEX

Exhibit 99.1 -- Pacific Energy Partners, L.P. Press Release dated August 2, 2006